UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2024

Citius Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-38174	27-3425913
(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor, Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (908) 967-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CTXR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 12, 2024, Citius Pharmaceuticals, Inc. (the “Company”) received formal notice that the Nasdaq Stock Market LLC (“Nasdaq”) granted our request for an extension through September 9, 2024 (the “Extension Notice”) to evidence compliance with the $1.00 per share requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). If at any time before September 9, 2024, the bid price of our common stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide the Company with written confirmation of compliance with the Bid Price Rule.

If the Company does not regain compliance with the Bid Price Rule by September 9, 2024, Nasdaq will provide written notice to us that our common stock is subject to delisting. At that time, the Company may appeal the determination to a Nasdaq hearings panel. The request for a hearing will stay any suspension or delisting action pending the issuance of the hearing panel’s decision.

The Extension Notice has no effect at this time on the listing of our common stock, which will continue to trade on The Nasdaq Capital Market under the symbol “CTXR”. We are currently evaluating our options for regaining compliance. There can be no assurance that we will be able to regain compliance with the Bid Price Rule, even if we maintain compliance with the other listing requirements.

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our 2024 annual meeting of stockholders on March 12, 2024. At the meeting, stockholders elected the following seven members to our Board of Directors for a one-year term expiring at the annual meeting of stockholders to be held in 2025 or until their successors are duly elected and qualified, based on the following votes:

Nominee	For	Withheld	Broker Non-Votes
Leonard Mazur	33,233,815	3,936,260	48,196,369
Myron Holubiak	33,776,316	3,393,759	48,196,369
Suren Dutia	33,496,184	3,673,891	48,196,369
Dr. Eugene Holuka	31,416,676	5,753,399	48,196,369
Dennis M. McGrath	29,156,167	8,013,908	48,196,369
Robert Smith	34,234,323	2,935,752	48,196,369
Carol Webb	33,187,520	3,982,555	48,196,369

Also at the meeting, our stockholders ratified the selection of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2024. The vote for such approval was 77,204,591 shares for, 2,548,248 shares against, 5,613,605 shares abstaining, and no broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date:	March 13, 2024	/s/ Leonard Mazur
Leonard Mazur
Chief Executive Officer

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